                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-03196

                             CASH RESERVE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        3/31

Date of reporting period:       3/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Cash Reserve Prime Shares

Classes A, B and C

Annual Report to Shareholders

March 31, 2004

Table of Contents

Portfolio Management Review <Click Here>

Cash Reserve Prime Shares

Investment Portfolio <Click Here>

Statement of Assets and Liabilities <Click Here>

Statement of Operations <Click Here>

Statement of Changes in Net Assets <Click Here>

Financial Highlights <Click Here>

Notes to Financial Statements <Click Here>

Report of Independent Registered Public Accounting Firm <Click Here>

Tax Information <Click Here>

Other Information <Click Here>

Fund Directors <Click Here>

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, talk to your financial representative or call Shareholder Services at (800) 621-1048. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, the portfolio management team discusses the market environment and their team's approach to managing Cash Reserve Prime Shares of the Prime Series (the"portfolio") during its most recent fiscal year ended March 31, 2004.

Q: Will you discuss the market environment for the portfolio during the most recent 12-month period?

A: Following the Federal Reserve Board's surprising decision to lower the federal funds rate by only 25 basis points - to 1% - back in June 2003, the US economy began to stabilize beginning in the fall. The money market yield curve steepened and - following a long period of declining short-term interest rate levels - we were finally able to extend the portfolio's maturity. The government reported approximately 8% GDP growth for the third quarter, which seemed to show that the economy was finally turning the corner. With this announcement, the focus for investors turned to whether a renewed economy would produce significant job growth. Unfortunately, there was no sign that new jobs were being created at a significant rate during the third quarter.

In the second half of 2003, the Fed met several times and held short-term rates steady at 1%, repeatedly stating its bias towards staving off deflation. GDP was reported at approximately 4% for the fourth quarter, productivity levels remained high, yet the level of job creation remained stubbornly low. During the fourth quarter, the increased level of volatility in the money market yield curve made for a difficult investing environment, as the one-year LIBOR rate traded in a wide range of 1.4% to 1.65%.1

1 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

In December, the Fed, satisfied by the evidence of a rebound in the economy, removed its anti-deflation bias and maintained its focus on the need for job creation. At the time, the market was "pricing in" a federal funds rate hike of 25 basis points in August 2004. Through the first quarter of 2004, with few signs of a pickup in job growth, the Fed held off on declaring a bias toward tightening credit. At its January 28th meeting, however, the Fed did remove language that had appeared in previous statements asserting that it would keep short-term rates at current levels "for a considerable period." The fact that this is a presidential election year adds some uncertainty for Fed-watchers, as the Fed likely wants to avoid having its decisions on short-term rates cast in a political light. By the end of the fund's annual period, the market's forecast for a possible short-term interest rate increase was pushed back to October 2004 and beyond.

Q: How did the portfolio perform over the fund's most recent fiscal year?

A: Given the volatility of the money market yield curve, during the third and fourth quarter of 2003 we were able to pick up some additional yield for the fund as short-term rates rose. But through the first quarter of 2004, with continuing disappointment over the lack of job creation, the yield curve flattened. More market participants seemed to accept that short-term interest rates would not be rising soon, the market rallied, and yields retreated. As securities within the portfolio matured, we invested at lower interest rate levels.

Q: What detracted from performance during the period?

A: In December, we kept additional cash on hand - as we do each year - to meet any tax-related redemptions as well as investors' year-end liquidity needs. Because we kept a larger percentage of the portfolio's assets in overnight liquidity, this detracted somewhat from the portfolio's yield and total return.

Q: In light of market conditions during the 12-month period, what has been the strategy for the portfolio?

A: During the period, we pursued a "barbell" strategy. That is, we purchased longer-duration

7-Day Current Yield	(as of 3/31/04)

Scudder Cash Reserve Prime Class A Shares[2] iMoneyNet First Tier Retail Money Funds Average[3]	0.05% 0.36%

2 The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate. Past performance is not indicative of future results. Yields are historical and will fluctuate.
3 Money Fund Report Averages, a service of iMoneyNet, Inc., are averages for categories of similar money market funds.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

instruments with maturities of six to nine months - and increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the portfolio to meet liquidity needs. In addition, we de-emphasized callable agency securities they became a less useful cash management tool as yield spreads compressed. Over the 12-month period, we maintained an average maturity of approximately 50 to 55 days for the Prime Series.

Toward the close of 2003, we increased the portfolio's allocation in floating-rate securities. The purpose of this strategy is to position the portfolio to benefit if the economy begins to create more jobs and the Fed decides to switch to a tightening bias earlier than expected. The interest rate of floating rate securities adjusts periodically, based on the position of the yield curve. There are floating rate securities that adjust daily, monthly and quarterly, based off of indices such as LIBOR and the federal funds rate. During the first quarter of 2004 we also invested in short-term UK mortgage securities, which offered a AAA rating, diversification for the portfolio and similar floating-rate characteristics.

Q: Do you anticipate any change in your management strategies?

A: Going forward, we will continue our insistence on the highest credit quality within the portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the portfolio and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of March 31, 2004

Prime Series	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.2%
Credit Agricole Indosuez AG, 1.12%, 6/30/2004	50,000,000	50,009,710
Credit Lyonnais AG, 1.11%, 9/24/2004	28,000,000	28,000,000
Credit Lyonnais AG, 1.15%, 4/27/2004	15,000,000	15,000,000
Danske Bank, 1.12%, 6/30/2004	26,000,000	26,000,321
Fortis Bank NV, 1.435%, 11/16/2004	30,000,000	29,997,182
HBOS Treasury Service PLC, 1.1%, 8/17/2004	50,000,000	50,000,000
National Australia Bank Ltd., 1.45%, 12/13/2004	15,000,000	15,018,670
Norddeutsche Landesbank Girozentrale, 1.13%, 4/20/2004	50,000,000	50,000,000
Societe Generale, 1.13%, 7/7/2004	46,000,000	46,000,000
Toronto Dominion Bank, 1.315%, 4/15/2004	60,000,000	59,999,827
Westdeutsche Landesbank Girozentrale, 1.04%, 5/28/2004	100,000,000	99,996,858
Westdeutsche Landesbank AG, 1.32%, 4/15/2004	29,000,000	28,999,889
Total Certificates of Deposit and Bank Notes (Cost $499,022,457)		499,022,457

Commercial Paper 31.9%
Apreco LLC, 1.03%**, 4/1/2004	7,000,000	7,000,000
Archer-Daniels-Midland Co., 1.04%**, 6/29/2004	25,000,000	24,935,722
Bristol-Myers Squibb Co., 1.03%**, 4/7/2004	40,000,000	39,993,133
Cancara Asset Security Ltd., 1.05%**, 6/1/2004	40,000,000	39,928,833
Cancara Asset Security Ltd., 1.006%**, 6/21/2004	29,120,000	29,051,204
CC (USA), Inc., 144A, 1.335%, 8/13/2004	25,000,000	25,000,000
Charta LLC, 1.03%**, 4/27/2004	30,000,000	29,977,683
CIT Group, Inc., 1.07%**, 6/14/2004	15,000,000	14,967,008
CIT Group, Inc., 1.1%**, 8/17/2004	25,000,000	24,894,584
DEPFA Bank Europe PLC, 1.163%**, 11/19/2004	50,000,000	49,619,778
Dorada Finance, Inc., 1.006%**, 6/22/2004	20,000,000	19,952,167
General Electric Capital Corp., 1.16%, 5/4/2004	40,000,000	39,957,467
General Electric Capital International Funding, Inc., 1.04%**, 4/21/2004	25,000,000	24,985,556
Giro Funding US Corp., 1.035%**, 4/26/2004	25,000,000	24,982,031
Goldman Sachs Group, Inc., 1.16%, 9/3/2004	20,000,000	20,000,000
Goldman Sachs Group, Inc., 1.24%, 7/8/2004	49,000,000	49,000,000
Goldman Sachs Group, Inc., 1.27%, 11/8/2004	22,000,000	22,000,000
Grampian Funding Ltd., 1.05%**, 6/7/2004	10,000,000	9,980,458
Grampian Funding Ltd., 1.05%**, 6/11/2004	86,000,000	85,821,909
Greyhawk Funding LLC, 1.05%**, 5/21/2004	25,000,000	24,963,541
Greyhawk Funding LLC, 1.05%**, 5/26/2004	25,000,000	24,959,896
Greyhawk Funding LLC, 1.05%**, 7/6/2004	20,000,000	19,944,000
Irish Life & Permanent PLC, 1.1%**, 8/11/2004	25,000,000	24,899,167
Jupiter Securitization Corp., 1.03%**, 4/22/2004	20,000,000	19,987,983
Jupiter Securitization Corp., 1.03%**, 4/27/2004	30,000,000	29,977,684
K2 (USA) LLC, 1.13%**, 4/20/2004	32,800,000	32,780,438
Lake Constance Funding LLC, 1.03%**, 4/22/2004	34,900,000	34,879,031
Perry Global Funding LLC, 0.953%**, 5/17/2004	34,966,000	34,918,640
RWE AG, 1.04%**, 5/3/2004	20,000,000	19,981,511
RWE AG, 1.07%**, 9/8/2004	40,000,000	39,809,778
Scaldis Capital LLC, 1.007%**, 6/15/2004	25,000,000	24,945,834
Scaldis Capital LLC, 0.969%**, 4/26/2004	10,000,000	9,992,847
Sheffield Receivables Corp., 1.04%**, 4/2/2004	30,000,000	29,999,133
Sheffield Receivables Corp., 1.03%**, 4/7/2004	25,090,000	25,085,693
Total Commercial Paper (Cost $979,172,709)		979,172,709
Floating Rate Notes* 10.8%
American Honda Finance Corp., 144A, 1.06%, 9/16/2004	15,000,000	15,000,000
American Honda Finance Corp., 144A, 1.09%, 7/9/2004	30,000,000	30,000,000
American Honda Finance Corp., 144A, 1.1%, 4/8/2004	15,000,000	14,999,971
Bank of America NA, 1.05%, 8/16/2004	12,000,000	12,000,000
Bayerische Landesbank Girozentrale, 1.05%, 8/25/2004	20,000,000	19,999,975
Canadian Imperial Bank of Commerce, 1.045%, 5/28/2004	50,000,000	49,998,829
General Electric Capital Corp., 1.23%, 5/7/2004	10,000,000	10,001,460
Lehman Brothers Holdings, Inc., 1.06%, 9/7/2004	20,000,000	20,000,000
Merrill Lynch & Co., Inc., 1.1%, 2/4/2005	15,000,000	15,000,000
Natexis Banque Populaires, 1.045%, 10/20/2004	20,000,000	19,997,767
Natexis Banque Populaires, 1.2%, 5/10/2004	35,000,000	35,000,000
SunTrust Bank NA, 1.03%, 4/1/2005	40,000,000	40,003,980
Toyota Motor Credit Corp., 1.03%, 3/31/2005	50,000,000	50,000,000
Total Floating Rate Notes (Cost $332,001,982)		332,001,982

Short -Term Notes 6.0%
Bear Stearns & Co., Inc., 1.213%, 1/1/2044	100,000,000	100,000,000
Permanent Financing PLC, "1A", Series 4, 1.05%, 3/10/2005	25,000,000	25,000,000
Providence of Ontario, 7.625%, 6/22/2004	25,000,000	25,363,875
Statens Bostadsfinansierings-aktiebulag, 1.145%, 5/28/2004	35,000,000	35,002,420
Total Short-Term Notes (Cost $185,366,295)		185,366,295

US Government Sponsored Agencies 9.1%
Federal Home Loan Bank, 0.985%**, 9/12/2005	30,000,000	29,973,851
Federal Home Loan Bank, 1.5%, 11/16/2004	30,000,000	30,000,000
Federal Home Loan Mortgage Corp., 1.19%, 2/14/2005	15,000,000	15,000,000
Federal Home Loan Mortgage Corp., 1.2%, 8/6/2004	35,000,000	35,000,000
Federal Home Loan Mortgage Corp., 3.25%, 11/15/2004	15,000,000	15,159,177
Federal National Mortgage Association, 1.115%**, 4/28/2004	36,111,000	36,080,802
Federal National Mortgage Association, 1.064%**, 9/10/2004	20,000,000	19,902,800
Federal National Mortgage Association, 1.01%**, 1/18/2005	40,000,000	39,984,735
Federal National Mortgage Association, 1.03%**, 2/18/2005	40,000,000	39,994,677
Federal National Mortgage Association, 3.0%, 6/15/2004	17,000,000	17,065,529
Total US Government Sponsored Agencies (Cost $278,161,571)		278,161,571

Government National Mortgage Association 1.3%
Government National Mortgage Association, 1.03%**, 4/1/2004	18,751,000	18,751,000
Government National Mortgage Association, 1.08%, 7/23/2004	20,000,000	20,000,000
Total Government National Mortgage Association (Cost $38,751,000)		38,751,000

Funding Agreements 5.1%
General Electric Capital Assurance Corp., 1.2%, 9/1/2004	45,000,000	45,000,000
General Electric Capital Assurance Corp., 1.2%, 3/1/2005	20,000,000	20,000,000
New York Life Insurance, 1.18%, 9/21/2004	40,000,000	40,000,000
Travelers Insurance Co., 1.19%, 1/27/2005	50,000,000	50,000,000
Total Funding Agreements (Cost $155,000,000)		155,000,000

Repurchase Agreements 19.6%
Repurchase Agreement with J.P. Morgan Chase, 1.09%, dated 3/31/2004, principal and interest in the amount of $41,452,270, due 4/1/2004 (b)	41,451,015	41,451,015
Repurchase Agreement with Merrill Lynch & Co., Inc., 1.04%, dated 3/31/2004, principal and interest in the amount of $50,018,778, due 4/13/2004 (c)	50,000,000	50,000,000
Repurchase Agreement with Morgan Stanley, 1.09%, dated 3/31/2004, principal and interest in the amount of $250,007,569, due 4/1/2004 (d)	250,000,000	250,000,000
Repurchase Agreement with UBS Warburg, 1.09%, dated 3/31/2004, principal and interest in the amount of $260,007,872, due 4/1/2004 (e)	260,000,000	260,000,000
Total Repurchase Agreements (Cost $601,451,015)		601,451,015
Total Investment Portfolio -100.0% (Cost $3,068,927,029) (a)		3,068,927,029

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2004.
** Annualized yield at the time of purchase; not a coupon rate.
(a) Cost for federal income tax purpose was $3,068,927,029.
(b) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

29,245,750	Federal Home Loan Mortgage Corporation	5.5-6.0	11/1/2031-3/1/2034	30,134,759
12,185,151	Federal National Mortgage Association	5.0-6.0	3/1/2018-10/1/2032	12,652,750
Total Collateral Value				42,787,509

(c) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

10,861,894	Federal Home Loan Mortgage Corporation	5.5-8.0	9/1/2021-12/1/2033	11,377,481
38,612,080	Federal National Mortgage Association	5.0-8.0	12/1/2016-12/1/2033	40,123,282
Total Collateral Value				51,500,763

(d) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

122,995,177	Federal National Mortgage Association	0.00-11.73	4/19/2004-10/25/2033	122,672,404
105,411,488	Federal Home Loan Mortgage Corporation	0.55-10.00	12/8/2004-3/15/2034	110,183,796
9,526,784	Government National Mortgage Association	4.25-5.50	4/20/2017-11/20/2033	9,826,840
4,622,000	Resolution Funding Corporation	0.00-9.38	10/15/2009-1/15/2030	2,712,807
570,000	Tennessee Valley Authority	0.00-5.38	11/13/2008-5/1/2030	232,578
6,905,000	East Coast Power LLC	6.74	3/31/2008	6,990,761
1,505,000	US Treasury Note Strip	0.00	2/15/2006	1,461,581
15,000	Financing Corp.	8.60	9/26/2019	21,033
Total Collateral Value				254,101,800

(e) Collateralized by:
Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)

130,758,977	Federal Home Loan Mortgage Corporation	3.511-5.429	4/1/2031-12/1/2033	135,231,617
125,333,070	Federal National Mortgage Association	3.36-6.13	8/1/2011-2/1/2034	129,970,370
Total Collateral Value				265,201,987

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2004
Assets	Prime Series
Investments: Investments, at amortized cost	$ 2,467,476,014
Repurchase agreements, at amortized cost	601,451,015
Total Investments, at amortized cost	3,068,927,029
Cash	666,727
Interest receivable	5,199,030
Due from Advisor	354,980
Other assets	71,138
Total assets	3,075,218,904
Liabilities
Dividends payable	194
Payable for Fund shares redeemed	124,149
Accrued management fee	777,708
Accrued distribution fees	582,594
Accrued shareholder servicing fees	162,436
Accrued custodian and accounting fees	39,289
Other accrued expenses and payables	74,871
Total liabilities	1,761,241
Net assets	$ 3,073,457,663
Composition of Net Assets
Undistributed net investment income	119,315
Accumulated net realized gain (loss)	13,329
Paid-in capital	3,073,325,019
Net assets	$ 3,073,457,663

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2004 (continued)
Net Asset Value	Prime Series
Computation of Net Asset Value, Offering and Redemption Price Per Share
Prime Shares(a) Net assets	$ 2,665,759,096
Shares of capital stock outstanding	2,665,262,348
Net Asset Value per share	$ 1.00
Prime Institutional Shares(b) Net assets	$ 394,967,078
Shares of capital stock outstanding	394,935,444
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class A Shares Net assets	$ 4,754,288
Shares of capital stock outstanding	4,758,988
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class B Shares Net assets	$ 4,588,696
Shares of capital stock outstanding	4,586,256
Net Asset Value per share	$ 1.00
Scudder Cash Reserve Prime Class C Shares Net assets	$ 138,875
Shares of capital stock outstanding	139,006
Net Asset Value per share	$ 1.00
Quality Cash Reserve Prime Shares Net assets	$ 3,249,630
Shares of capital stock outstanding	3,244,592
Net Asset Value per share	$ 1.00

a Prior to July 31, 2003, the Prime Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Shares.
b Prior to July 31, 2003, the Prime Institutional Shares were known as the Deutsche Bank Alex. Brown Cash Reserve Prime Institutional Shares.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended March 31, 2004
Investment Income	Prime Series
Interest	$ 36,768,211
Dividends	1,822,595
Total Income	38,590,806
Expenses:
Management fee	8,639,239
Transfer agent fees	1,662,872
Custodian and accounting fees	224,203
Auditing	46,814
Directors' fees and expenses	132,725
Reports to shareholders	168,566
Registration fees	181,756
Distribution fees	7,077,730
Shareholder servicing fees	1,974,585
Other	85,267
Total expenses	20,193,757
Less: fee waivers and/or expense reimbursements	(43,341)
Net expenses	20,150,416
Net investment income	18,440,390
Net realized gain (loss) on investment transactions	32,960
Net increase (decrease) in net assets from operations	$ 18,473,350

The accompanying notes are an integral part of the financial statements.

Prime Series

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2004	2003
Operations: Net investment income	$ 18,440,390	$ 47,885,457
Net realized gain (loss)	32,960	12,329
Net increase (decrease) in net assets resulting from operations	18,473,350	47,897,786
Distributions to shareholders from: Net investment income: Prime Shares	(13,937,204)	(38,057,799)
Prime Institutional Shares	(4,146,883)	(9,631,429)
Scudder Cash Reserve Prime Class A Shares	(27,001)	(172,134)
Scudder Cash Reserve Prime Class B Shares	(5,702)	(54,913)
Scudder Cash Reserve Prime Class C Shares	(187)	(2,431)
Quality Cash Reserve Prime Shares	(5,308)	(208,566)
Total distributions	(18,122,285)	(48,127,272)
Fund share transactions: (at net asset value of $1.00 per share) Proceeds from shares sold	3,778,478,261	18,093,925,189
Reinvestment of distributions	18,119,786	45,429,416
Cost of shares redeemed	(4,170,034,415)	(19,822,015,528)
Net increase (decrease) in net assets from Fund share transactions	(373,436,368)	(1,682,660,923)
Increase (decrease) in net assets	(373,085,303)	(1,682,890,409)
Net assets at beginning of period	3,446,542,966	5,129,433,375
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $119,315 and $198,790, respectively)	$ 3,073,457,663	$ 3,446,542,966

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0035	.0114	.0277	.0579	.0483
Less: Distributions from net investment income	(.0035)	(.0114)	(.0277)	(.0579)	(.0483)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.35	1.14	2.80	5.95	4.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	4,754	8,802	11,524	11,882	16,214
Ratio of expenses (%)	.87	.63	.61	.61	.63
Ratio of net investment income (%)	.31	1.17	2.81	5.73	4.89

Class B
Years Ended March 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0008	.0041	.0202	.0505	.0406
Less: Distributions from net investment income	(.0008)	(.0041)	(.0202)	(.0505)	(.0406)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.08[a]	.41[a]	2.04	5.17	4.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	4,589	10,897	10,761	11,975	2,980
Ratio of expenses before expense reductions (%)	1.66	1.38	1.36	1.39	1.38
Ratio of expenses after expense reductions (%)	1.12	1.37	1.36	1.39	1.38
Ratio of net investment income (%)	.06	.43	2.01	5.00	4.14
[a] Total return would have been lower had certain expenses not been reduced.

Class C
Years Ended March 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.0008	.0041	.0202	.0515	.0115
Less: Distributions from net investment income	(.0008)	(.0041)	(.0202)	(.0515)	(.0115)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.08[b]	.41[b]	2.04	5.28	1.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in thousands)	139	375	679	1,592	779
Ratio of expenses before expense reductions (%)	1.54	1.38	1.36	1.34	0.31*
Ratio of expenses after expense reductions (%)	1.13	1.37	1.36	1.34	0.31*
Ratio of net investment income (%)	.05	.43	2.16	5.07	6.00*
[a] For the period January 18, 2000 (commencement of operations) to March 31, 2000. [b] Total return would have been lower had certain expenses not been reduced. * Annualized

Notes to Financial Statements

Note 1-Organization and Significant Accounting Policies

A. Organization

Cash Reserve Fund, Inc. (formerly Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.) (the `Fund') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as a diversified, open-end management investment company. The Fund is organized as a corporation under the laws of the state of Maryland. The Prime Series (the "Series") is one of the three series the Fund offers to investors.

The Prime Series offers six classes of shares to investors: Cash Reserve Prime Shares (`Prime Shares'), Scudder Cash Reserve Prime Class A Shares (`Class A Shares'), Scudder Cash Reserve Prime Class B Shares (`Class B Shares'), Scudder Cash Reserve Prime Class C Shares (`Class C Shares'), Quality Cash Reserve Prime Shares (`Quality Cash Shares') and Cash Reserve Prime Institutional Shares (`Prime Institutional Shares'). Certain detailed information for the Prime Shares, Quality Cash Shares and Prime Institutional Shares is provided separately and is available upon request.

All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of the Prime Series is to seek as high a level of current income as is consistent with preservation of capital and liquidity. Details concerning the Series' investment objective and policies and the risk factors associated with the Series' investments are described in the Series' Prospectus and Statement of Additional Information.

B. Valuation of Securities

Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

C. Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Distribution or service fees and transfer agent fees specifically attributable to a class are allocated to that class. All other expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. Distributions

The Fund distributes its net investment income in the form of dividends, which are declared and recorded daily. Accumulated daily dividends are distributed to shareholders monthly.

E. Federal Income Taxes

It is the Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. Repurchase Agreements

The Prime Series may make short term investments in repurchase agreements that are fully collateralized by US government securities and agencies. Under the terms of a repurchase agreement, a financial institution sells fixed income securities to the Series and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Series has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Series' claims on the collateral may be subject to legal proceedings.

G. Expenses

Expenses of the Fund arising in connection with a specific Series are allocated to that Series. Other Fund expenses which cannot be directly attributed to a Series are apportioned among the Series in the Fund.

H. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

Note 2-Fees and Transactions with Affiliates

Investment Company Capital Corp. (`ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each Series. The Fund pays the Advisor an annual fee based on its aggregate average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.30% of the first $500 million, 0.26% of the next $500 million, 0.25% of the next $500 million, 0.24% of the next $1 billion, 0.23% of the next $1 billion and 0.22% of the amount in excess of $3.5 billion.

In addition, the Advisor is entitled to receive an additional fee with respect to the Prime Series, calculated daily and payable monthly, at the annual rate of 0.02% of the average daily net assets.

Accordingly, for the year ended March 31, 2004, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.26% of the average daily net assets of the Prime Series.

In addition, the Advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived expenses on Class A, B and C shares of the Prime Series.

During the year ended March 31, 2004, ICCC was the Fund's accounting agent. The Fund paid the accounting agent a fixed fee of $13,000 on assets up to $10 million. On assets greater than $10 million, the Fund paid the accounting agent an annual fee based on its average daily net assets which was calculated daily and paid monthly. Scudder Fund Accounting Corporation (`SFAC'), an affiliate of the Advisor, is responsible for the general accounting records and determining the daily net asset value per share of the Fund. SFAC has retained State Street Bank and Trust Company (`State Street') as a sub-agent that performs fund accounting and administration services.

Scudder Investments Service Company (`SISC'), an affiliate of the Advisor, is the Fund's transfer agent. Each class paid the transfer agent a per account fee that is accrued daily and paid monthly. For the year ended March 31, 2004, the amount charged to the Fund by SISC was as follows:

	Total Aggregated	Transfer Agent Fees Waived
Prime Series: Prime Shares	$ 1,558,672	$ -
Prime Institutional Shares	49,928	-
Class A Shares	22,495	11
Class B Shares	27,933	27,933
Class C Shares	562	562
Quality Shares	3,282	-

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (`DST'), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The cost and expenses of such delegations are borne by SISC, not by the Fund.

Effective April 11, 2003, State Street serves as custodian for the Fund. Prior to April 11, 2003, Deutsche Bank Trust Company Americas, an affiliate of ICCC, was the Fund's custodian. The Fund pays the custodian an annual fee, which is accrued daily and payable monthly.

As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

Note 3-Distribution and Service Fees

Scudder Distributors, Inc. (`SDI') is the Fund's Distributor. Each Series pays the Distributor an annual fee, pursuant to Rule 12b-1, based on its average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.25% of the Prime Shares and Class A Shares average daily net assets, 0.60% of the Quality Cash Shares average daily net assets and 0.75% of the Class B Shares and Class C Shares average daily net assets. The Fund does not pay fees on the Prime Institutional Shares. For the year ended March 31, 2004, the Distribution Fee was as follows:

	Total Aggregated	Unpaid at March 31, 2004
Prime Series: Prime Shares	$ 6,984,412	$ 576,847
Class A Shares	17,296	1,081
Class B Shares	55,175	2,826
Class C Shares	1,672	81
Quality Shares	19,175	1,759

The Prime Series pays the Distributor a shareholder servicing fee based on the average daily net assets which is calculated daily and paid monthly at the following rates of 0.07% of Prime Shares and 0.25% of Class B and Class C Shares. The Distributor uses this fee to compensate third parties that provide shareholder services to their clients who own shares. For the year ended March 31, 2004, the shareholder servicing fee was as follows:

	Total Aggregated	Shareholder Servicing Fee Waived	Unpaid at March 31, 2004
Prime Series: Prime Shares	$ 1,955,635	$ -	$ 162,436
Class B Shares	18,392	12,178	-
Class C Shares	558	366	-

Note 4-Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2004, the Fund's custodian fees were reduced by $2,291 under this arrangement.

Note 5-Share Transactions

The Fund is authorized to issue up to 20.81 billion shares of $.001 par value capital stock (12.66 billion Prime Series, 3.55 billion Treasury Series, 4.25 billion Tax-Free Series and 350 million undesignated). Transactions in capital stock were as follows (at net asset value of $1.00 per share):

Prime Series:	Year Ended March 31, 2004		Year Ended March 31, 2003
	Shares	Dollars	Shares	Dollars
Sold:
Prime Shares	2,192,158,383	$ 2,192,158,382	12,024,358,045	$ 12,024,358,044
Prime Institutional Shares	1,585,368,740	1,585,368,740	5,825,254,848	5,825,254,848
Class A Shares	491,136	491,136	125,429,162	125,429,092
Class B Shares	19,023	19,023	10,936,596	10,936,597
Class C Shares	-	-	402,461	402,462
Quality Cash Shares	440,980	440,980	107,544,397	107,544,146
		$ 3,778,478,261		$ 18,093,925,189
Reinvested:
Prime Shares	13,937,204	$ 13,937,204	36,581,377	$ 36,581,378
Prime Institutional Shares	4,144,719	4,144,719	8,460,923	8,460,923
Class A Shares	27,001	27,001	132,199	132,199
Class B Shares	5,327	5,327	49,958	49,957
Class C Shares	155	155	1,934	1,934
Quality Cash Shares	5,380	5,380	203,025	203,025
		$ 18,119,786		$ 45,429,416
Redeemed:
Prime Shares	(2,419,926,242)	$ (2,419,925,662)	(13,502,262,846)	$ (13,502,262,742)
Prime Institutional Shares	(1,738,713,361)	(1,738,713,361)	(6,039,643,782)	(6,039,643,782)
Class A Shares	(4,558,264)	(4,558,264)	(128,282,478)	(128,282,478)
Class B Shares	(6,331,370)	(6,331,370)	(10,853,181)	(10,850,194)
Class C Shares	(236,381)	(236,381)	(708,506)	(708,510)
Quality Cash Shares	(269,377)	(269,377)	(140,267,822)	(140,267,822)
		$ (4,170,034,415)		$ (19,822,015,528)
Net Decrease:
	(373,436,947)	$ (373,436,368)	(1,682,663,690)	$ (1,682,660,923)

Note 6-Tax Disclosures

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to distribution reclassifications. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Distributions were characterized as follows for tax purposes:

Years Ended	March 31, 2004	March 31, 2003
Prime Series Ordinary income*	$ 18,122,285	$ 48,127,272

At March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Prime Series Undistributed ordinary income*	$ 1,388,017

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Note 7-Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Cash Reserve Fund, Inc. (formerly Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.) and Shareholders of the Scudder Cash Reserve Prime Class A, B and C Shares of the Prime Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of the Prime Series (one of the series constituting the Cash Reserve Fund, Inc., hereafter referred to as the "Series") at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for each of the fiscal periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 27, 2004

Tax Information

Consult your tax advisor for state specific information.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Fund Directors

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1999	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992); Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 1998	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989 to October 2003).	66
Robert H. Wadsworth 1/29/40 Director since 1999	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 1989	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, CABEI Fund (2000 to 2004), North American Income Fund (2000 to 2004) (registered investment companies), ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
202

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 Chief Executive Officer since 2003	See information presented under Interested Director.
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Cash Reserve Fund, Inc. of which this fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of Investment Company Capital Corp., Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-730-1313.

SCUDDER
INVESTMENTS

222 South Riverside Plaza
Chicago, IL 60606-5808

Deutsche Asset Management

DBABCR-2-ABC
(01726 5/10)

ITEM 2.         CODE OF ETHICS.

As of the end of the period, March 31, 2004, Cash Reserve Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                     CASH RESERVE FUND, INC. - PRIME SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year        Audit     Audit-Related     Tax Fees     All Other
    Ended       Fees Billed    Fees Billed     Billed to    Fees Billed
   March 31       to Fund       to Fund          Fund        to Fund
--------------------------------------------------------------------------------
2004             $38,300        $2,029        $3,100                  $0
--------------------------------------------------------------------------------
2003             $28,177         $722         $2,925                  $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to investment Company
Capital Corp. ("ICCC" or the "Adviser"), and any entity controlling, controlled by or under common control with ICCC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the
Fund's last two fiscal years.

--------------------------------------------------------------------------------
                   Audit-Related                                    All
                   Fees Billed to      Tax Fees Billed to    Other Fees Billed
  Fiscal Year       Adviser and            Adviser and         to Adviser and
     Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
    March 31     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                   $573,742                 $0                    $0
--------------------------------------------------------------------------------
2003                   $452,700               $69,500              $34,400
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                 Total Non-Audit
                                 Fees billed to
                                   Adviser and
                                  Affiliated
                                  Fund Service
                                   Providers           Total
                                  (engagements        Non-Audit
                                   related          Fees billed
                                   directly          to Adviser
                                    to the         and Affiliated
                      Total       operations        Fund Service
                    Non-Audit    and financial       Providers
        Fiscal     Billed Fees    reporting          (all other     Total of
         Year       to Fund       of the Fund)      engagements)     (A), (B)
         Ended
        March 31      (A)             (B)              (C)          and (C)
--------------------------------------------------------------------------------
          2004      $3,100            $0           $2,412,058       $2,415,158
--------------------------------------------------------------------------------
          2003      $2,925         $103,900        $17,512,166      $17,618,991
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
ICCC and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial  Officers  concluded that the Registrant's
Disclosure  Controls and Procedures are effective based on the evaluation of the
Disclosure  Controls  and  Procedures  as of a date within 90 days of the filing date of this report.

Fund management has previously  identified a significant  deficiency relating to the  overall  fund  expense  payment and accrual  process.  This matter  relates primarily to a bill payment  processing  issue.  There was no material impact to shareholders,  fund net asset  value,  fund  performance  or the accuracy of any fund's  financial  statements.  Fund  management  discussed this matter with the
Registrant's Audit Committee and auditors,  instituted  additional procedures to enhance its internal controls and will continue to develop  additional  controls and redesign work flow to strengthen the overall control environment  associated with the processing and recording of fund expenses.

(b)  There  have been no  changes  in the  registrant's  internal  control  over financial  reporting that occurred  during the filing period that has materially affected,  or is  reasonably  likely  to  materially  affect,  the  registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Deutsche Bank Alex Brown Cash
                                    Reserves Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Deutsche Bank Alex Brown Cash
                                    Reserves Portfolio

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               May 28, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               May 28, 2004
                                    ---------------------------